Exhibit 32
                                  CERTIFICATION
                       PURSUANT TO 18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned certifies that this Quarterly Report on Form 10-Q for the period ended March 31, 2005, fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of California Water Service Group.




         Date: May 5, 2005                /s/ Peter C. Nelson
                                          --------------------------------------
                                          PETER C. NELSON
                                          Chief Executive Officer
                                          California Water Service Group



         Date: May 5, 2005                By: /s/  Richard D. Nye
                                          --------------------------------------
                                          RICHARD D. NYE
                                          Chief Financial Officer
                                          California Water Service Group